UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 22, 2024

 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
4.45% Non-Cumulative Perpetual Preferred Stock, Series E	RF PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On July 22, 2024, Regions Financial Corporation (“Regions”) launched and priced a proposed public offering (the “Offering”) of a new series of preferred stock (the “Preferred Stock”). If the Offering proceeds to closing, Regions intends to use a portion of the net proceeds from the sale of the Preferred Stock to redeem all outstanding shares of its 6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B (the “Series B Preferred Stock”), on September 16, 2024, the next business day following the Dividend Payment Date (as defined in the Certificate of Designations of the Series B Preferred Stock).

There is no assurance that the Offering will close or that Regions will decide to redeem the Series B Preferred Stock, or, if it does, the timing of the redemption. If Regions decides to redeem the Series B Preferred Stock, it intends to announce its decision by filing a Current Report on Form 8-K and issuing an appropriate notice of redemption following the closing of the Offering.

The Offering is described in Regions’ preliminary prospectus supplement dated July 22, 2024, which was filed with the Securities and Exchange Commission yesterday.

This Current Report on Form 8-K does not constitute an offer to sell the Preferred Stock.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of, and the use of proceeds from, the Offering, including the redemption of the Series B Preferred Stock. These statements are based upon Regions’ current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Regions’ control). Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under the captions “Forward-Looking Statements” and “Risk Factors” in Regions’ Annual Report on Form 10-K for the year ended December 31, 2023 and in Regions’ subsequent filings with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Karin K. Allen
Name:	Karin K. Allen
Title:	Executive Vice President and Assistant Controller (Chief Accounting Officer and Authorized Officer)
Date: July 23, 2024